Vanguard® Global ESG Select Stock Fund
Schedule of Investments (unaudited)
As of October 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.1%)
France (5.9%)
	Cie Generale des Etablissements Michelin SCA	883,027	29,842
	L'Oreal SA	69,783	26,181
	Schneider Electric SE	94,015	24,354
			80,377
Hong Kong (3.4%)
	AIA Group Ltd.	5,789,916	45,696
Japan (5.7%)
	Recruit Holdings Co. Ltd.	491,600	30,018
	Mitsubishi UFJ Financial Group Inc.	2,515,600	26,515
	Nomura Research Institute Ltd.	684,900	20,488
			77,021
Netherlands (9.1%)
	DSM-Firmenich AG	313,731	37,203
	ING Groep NV	2,172,871	36,874
	ASML Holding NV	38,689	26,043
	Wolters Kluwer NV	137,822	23,166
			123,286
Singapore (3.5%)
	DBS Group Holdings Ltd.	1,641,479	47,595
Spain (5.4%)
	Industria de Diseno Textil SA	740,441	42,216
	Iberdrola SA	2,135,573	31,723
			73,939
Switzerland (1.8%)
	Novartis AG (Registered)	225,216	24,437
Taiwan (2.3%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,019,316	31,965
United Kingdom (7.2%)
	National Grid plc	3,051,020	38,309
	Diageo plc	1,087,168	33,574
	Compass Group plc	788,607	25,611
			97,494
United States (54.8%)
	Microsoft Corp.	184,771	75,082
	Deere & Co.	140,259	56,761
	Cisco Systems Inc.	996,488	54,578
	Texas Instruments Inc.	227,454	46,210
	Visa Inc. Class A	158,189	45,851
	Northern Trust Corp.	410,518	41,265
*	Edwards Lifesciences Corp.	533,635	35,759
	Home Depot Inc.	90,175	35,506
	Marriott International Inc. Class A	132,907	34,558
	Procter & Gamble Co.	207,707	34,309
	Accenture plc Class A	98,969	34,126
	Automatic Data Processing Inc.	115,108	33,294
	Prologis Inc.	281,809	31,828
	Colgate-Palmolive Co.	324,898	30,446
	Weyerhaeuser Co.	922,426	28,743
	Merck & Co. Inc.	260,125	26,616
*	ServiceNow Inc.	28,275	26,380
	Trane Technologies plc	68,696	25,429
	Progressive Corp.	103,603	25,158
	Danaher Corp.	100,525	24,695
			746,594
Total Common Stocks (Cost $1,045,822)			1,348,404

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[1]	Vanguard Market Liquidity Fund (Cost $10,046)	4.834%	100,477	10,047
Total Investments (99.8%) (Cost $1,055,868)				1,358,451
Other Assets and Liabilities—Net (0.2%)				2,946
Net Assets (100%)				1,361,397
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of October 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	746,594	—	—	746,594
Common Stocks—Other	—	601,810	—	601,810
Temporary Cash Investments	10,047	—	—	10,047
Total	756,641	601,810	—	1,358,451